Supplement to
Fidelity's New York
Municipal Funds
March 26, 2001
Prospectus

Shareholder Meeting. On or about February 13, 2002, a meeting of the shareholders of Spartan® New York Municipal Income Fund will be held to approve various proposals. Shareholders of record on December 17, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the third bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Fidelity New York Municipal Money Market Fund on page 3.

  Normally investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

The following information replaces the third bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Spartan New York Municipal Money Market Fund on page 4.

  Normally investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

On September 20, 2001, the Board of Trustees of Fidelity New York Municipal Money Market Fund approved a voluntary expense cap on annual operating expenses and the Board of Trustees of Spartan New York Municipal Money Market Fund approved and authorized (1) the elimination of several transaction fees, (2) a voluntary expense cap on annual operating expenses and a reduction in the management fee rate, (3) a change to the fund's investment policies, and (4) an increase in investment minimums.

All of Spartan New York Municipal Money Market Fund's Exchange Fees, Wire Transaction Fees, Checkwriting Fees and Account Closeout Fees have been eliminated. All other references to these fees in the prospectus should be disregarded.

The following information replaces the "Fee Table" section in the prospectus, beginning on page 8.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Spartan New York Municipal Money Market are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for New York Municipal Money Market and Spartan New York Municipal Income do not reflect the effect of any reduction of certain expenses during the period.

NYS-01-08 December 29, 2001
1.475779.113

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)
for Spartan NY Municipal Income onlyB	0.50%

A If a fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in the fund's net asset value per share (NAV).

Annual fund operating expenses (paid from fund assets)

NY Municipal Money Market	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.16%
	Total annual fund operating expensesA	0.54%
Spartan NY Municipal Money Market	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%
Spartan NY Municipal Income	Management fee	0.38%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.11%
	Total annual fund operating expenses	0.49%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse New York Municipal Money Market and Spartan New York Municipal Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 0.54% and 0.40%, respectively. These arrangements may be discontinued by FMR at any time.

Through arrangements with Spartan New York Municipal Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with New York Municipal Money Market's and Spartan New York Municipal Income's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses are shown in the table below.

Total Operating Expenses
NY Municipal Money Market	0.53%
Spartan NY Municipal Money Market	0.39%A
Spartan NY Municipal Income	0.42%

A After reimbursement.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

NY Municipal Money Market	1 year	$ 55
	3 years	$ 173
	5 years	$ 302
	10 years	$ 677
Spartan NY Municipal Money Market	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542
Spartan NY Municipal Income	1 year	$ 50
	3 years	$ 157
	5 years	$ 274
	10 years	$ 616

The following information replaces similar information found under the Spartan New York Municipal Money Market Fund "Principal Investment Strategies" heading in the "Investment Details" section on page 10.

Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

Spartan New York Municipal Money Market Fund's minimum account balance and initial purchase minimum have been increased. The new minimums for the fund are as follows:

Fund Minimums
Initial Purchase	$100,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$50,000

Investors who have had an account in the fund since October 30, 2001 will continue to be subject to the lower minimums that were in place at that time.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Fidelity New York Municipal Money Market Fund on page 10.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from New York State and City income taxes and invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Spartan New York Municipal Money Market Fund on page 10.

FMR normally invests at least 65% of the fund's total assets in municipal securities whose interest is exempt from New York State and City income taxes and invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" beginning on page 12.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Fidelity New York Municipal Money Market Fund on page 14.

New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City income taxes as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Spartan New York Municipal Money Market Fund on page 14.

Spartan New York Municipal Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City income taxes, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Spartan New York Municipal Income Fund on page 14.

Spartan New York Municipal Income Fund seeks a high level of current income, exempt from federal and New York State and City income taxes. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.

The following information replaces similar information found in the "Fund Management" section on page 30.

Spartan New York Municipal Money Market's annual management fee rate is 0.43% of its average net assets.

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SUPPLEMENT TO

FIDELITY® NEW YORK MUNICIPAL MONEY MARKET FUND
and
SPARTAN® NEW YORK MUNICIPAL MONEY MARKET FUND
Funds of Fidelity New York Municipal Trust II

SPARTAN NEW YORK MUNICIPAL INCOME FUND
A Fund of Fidelity New York Municipal Trust

March 26, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002, the "Money Market Insurance" paragraph on pages 8 and 9 is no longer applicable.

The following information replaces the similar information found under the heading"Management-Related Expenses" in the "Management Contracts" section beginning on page 43.

Management-Related Expenses (New York Municipal Money Market and Spartan New York Municipal Income). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

NYSB-01-02 December 29, 2001
1.475780.107

Management-Related Expenses (Spartan New York Municipal Money Market). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

FMR pays all other expenses of Spartan New York Municipal Money Market with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.